Exhibit 32.2

CERTIFICATION of chief financial officer

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Apollo Strategic Growth Capital (the “Company”) on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, James Crossen, Chief Financial Officer of the Company certify pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 21, 2021

By:	/s/ James Crossen
James Crossen
Chief Financial Officer and Secretary
(Principal Financial Officer)

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.